                                                                  EXHIBIT 10.60


                          PLEDGE AND SECURITY AGREEMENT


         This Pledge (the "Pledge") is by and between Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis (collectively, the "Pledgors" and individually a "Pledgor") and HOMECOM COMMUNICATIONS, INC., a Delaware Corporation (hereinafter referred to as the "Pledgee").

         The Pledgors and Pledgee have executed a Stock Purchase Agreement of even date herewith (the "Agreement"). The Pledgor undertakes certain obligations to indemnify the Pledgee in Section 8.1 of the Merger Agreement. Capitalized terms used in this agreement and not otherwise defined shall have the meanings ascribed to them in the Agreement.

         As an inducement to the Pledgee to enter into the Merger Agreement, and in consideration thereof, the Pledgor has agreed to secure the due and punctual payment and performance of all of their obligations under the Agreement to indemnify the Pledgee (the "Obligations"). Accordingly, the Pledgor hereby agrees with the Pledgee as follows:

         SECTION 1. Pledge. As collateral security for payment in full of the Obligations, the Pledgor hereby (i) transfers, sets over and delivers unto Sims Moss Kline & Davis LLP, Attorneys at Law, as Escrow Agent for Pledgor and Pledgee, pursuant to an Escrow Agreement, dated of even date herewith between the Pledgor, the Pledgee and the Escrow Agent, stock certificates numbered ______________ representing 17,910 shares of the common stock of the Pledgee (the "Pledged Securities") and (ii) pledges, hypothecates and grants to the Pledgee a security interest in the Pledged Securities. Upon delivery of the Pledged Securities to the Escrow Agent, such Pledged Securities shall be accompanied by duly executed stock powers in blank and by such other instruments or documents as the Pledgee or its counsel may reasonably request.

         SECTION 2. Obligations Secured. This Pledge is made, and the security interest created hereby is granted to the Pledgee, to secure the full payment and performance of the Obligations.

         SECTION 3. Representations and Warranties. Each Pledgor hereby represents and warrants as to himself or herself that, except for the security interest granted to the Pledgee, the Pledgor is the legal and equitable owner of the Pledged Securities, that to the best of his or her knowledge there are no liens, charges, encumbrances and security interests of any kind and nature arising by through or under Pledgor, the Pledgor will make no voluntary assignment, pledge, mortgage, hypothecation or transfer of the Pledged Securities, the Pledgor has good right and legal authority to pledge the Pledged Securities in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons and the pledge of the Pledged Securities is effective to vest in the Pledgee the rights of the Pledgee in the Pledged Securities as set forth herein.

         SECTION 4.  Voting Rights; Dividends, Etc.

                  (a) So long as the Pledged Securities are held by the Escrow Agent, the Pledgor shall be entitled to exercise any and all voting rights and power consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge or any agreement giving rise to any of the Obligations: At the option of the Pledgors, in lieu of the Escrow Agent delivering Pledged Securities to Pledgee, Pledgors may deposit cash equal to the value of the Pledged Securities to be so delivered as determined in accordance with Section
5. The Escrow Agent shall promptly upon receipt of the cash deposit release the applicable number of Pledge Securities to Pledgors and deliver the cash or cash equivalents to Pledgee.

                  (b) Any and all dividends or other distributions on account of the Pledged Securities including but not limited to regular dividends, liquidating dividends, other distributions in property, return of capital or other distributions of money or property made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding capital stock of any corporation, the capital stock of which is pledged hereunder or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Securities, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms of this Pledge.

                  (c) The Pledgee shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to paragraph.

                  (d) Upon the delivery of the Pledged Securities to Pledgee in accordance with Section 10, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to paragraph (a)(i) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to paragraph (a)(ii) above shall cease, and all such rights thereupon shall become vested in the Pledgee, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to paragraph (a)(i) above and/or to receive and retain the dividends which the Pledgor shall otherwise be authorized to retain pursuant to paragraph (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this paragraph
(b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 9 hereof.

         SECTION 5. Remedies. If (i) an Event of Default shall have occurred and be continuing, and (ii) all or any portion of the Pledged Securities have been released and delivered to the Pledgee (on behalf of the Pledgee), then the Pledgee may elect to hold such Pledged Securities as treasury stock or cancel them in full and final satisfaction of that portion of the Obligations represented by the value of such Pledged Securities determined as follows: one hundred (100%) percent of the weighted

(by trading volume) averages per share trading price of Parent common stock for the last ten (10) trading days immediately preceding the date the Pledged Securities are actually released and delivered to the Parent. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee and Pledgor agree that the exercise of any such remedy by the Parent shall be conclusively deemed to conform to commercially reasonable standards under the Uniform Commercial Code as in effect in the State of Georgia.

         SECTION 6. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby constitutes and appoints the Pledgee the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of Section 5 of this Pledge, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right to execute any stock power or endorse any stock certificate with respect to any Pledged Securities released and delivered to it and to ask for, demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due under and by virtue of any of the Pledged Securities, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise dealing with, the same.

         SECTION 7. Event of Default Defined. For purposes of this Pledge, an "Event of Default" shall exist hereunder upon the failure of Pledgor to pay or perform any Obligation within ten (10) days of the receipt of written demand from any Pledgee unless a Pledgor has objected to the claim of an Event of Default or the Indemnity Amount within ten (10) days of its receipt of such notice.

         SECTION 8. Application of the Value of Pledged Securities. The value of Pledged Securities determined in accordance with Section 5 or cash deposit shall be applied by the Pledgee as follows:

                    First: to the payment of all costs and expenses incurred by the Pledgee in connection herewith, including but not limited to, all court costs and the fees and disbursements of counsel for the Pledgee in connection herewith, and to the repayment of all advances made by the Pledgee hereunder for the account of the Pledgor, and the payment of all costs and expenses paid or incurred by the Pledgee in connection with the exercise of any right or remedy hereunder; and

                    Second:  to the payment in full of all other Obligations.

Any amounts remaining after such application shall be promptly remitted to the Pledgor, its successors, legal representatives or assigns, or as otherwise provided by law.

         SECTION 9. Escrow Agreement. The Escrow Agent shall hold the Pledged Securities pursuant to the terms of the Escrow Agreement. Upon the full payment, satisfaction or lapse of the

Obligations, the Pledged Securities shall be promptly released by the Escrow Agent to the Pledgor, in the manner provided in the Escrow Agreement. Upon the occurrence of an Event of Default under this Pledge, the Pledgee shall notify the Escrow Agent and the Pledgor in writing of the occurrence of the Event of Default and the "Indemnity Amount" which is due under the Agreement. Upon receipt of notice from the Pledgor that an Event of Default has occurred, the Escrow Agent shall promptly give Pledgor and Pledgee ten (10) days advanced written notice of the proposed release of the Pledged Securities, stating the basis therefor. Should any Pledgor give the Escrow Agent written notice that he or she disputes the occurrence of an Event of Default or the amount claimed due, the Escrow Agent may either hold the Pledged Securities until a final judgment of a court of competent jurisdiction is entered directing the Escrow Agent as to the proper disposition of the Pledged Securities or the Escrow Agent may file an interpleader action or a declaratory judgment action against the Pledgee and the Pledgor seeking a determination of the proper disposition of the Pledged Securities. If the Escrow Agent receives no written notice from a Pledgor of a dispute as to the existence of an Event of Default, then Pledged Securities having a value (determined by the Escrow Agent in accordance with Section 5 hereof) equal to the "Indemnity Amount" stated in the notice received from the Pledgee, shall be released by the Escrow Agent to the Pledgee (on behalf of the Pledgee) but shall remain subject to the terms and conditions of this Pledge.

         SECTION 10. Notice. All notices or other communications which are required or permitted hereunder or under the Escrow Agreement shall be in writing and sufficient for purposes of this Pledge if delivered by hand, by facsimile transmission, by registered or certified mail, postage prepaid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:


                  If to Pledgor to:       Ganymede Corp.
                                          175 West Jackson Boulevard, Suite 930
                                          Chicago, IL  60604
                                          Attn: Richard L. Chu
                                          Facsimile:  (312) 663-4503

                  With a copy to:         Abramson & Fox
                                          One East Wacker Drive
                                          Chicago, IL  60601
                                          Attn: Joseph C. Grayson
                                          Facsimile: (312) 644-0798

                  If to Pledgee:          HomeCom Communications, Inc.
                                          Fourteen Piedmont Center, Suite 100
                                          3535 Piedmont Road
                                          Atlanta, Georgia  30305
                                          Attn: Harvey Sax, Sheela Kosaraju
                                          Facsimile: (404) 237-3060

                  With a copy to:         Sims Moss Kline & Davis LLP
                                          400 Northpark Town Center, Suite 310
                                          1000 Abernathy Road, N.E.
                                          Atlanta, Georgia  30328
                                          Attn: Raymond L. Moss, Esq.
                                          Facsimile:  (770) 481-7210

         SECTION 11. Further Assurances. The Pledgor agrees that it will join with the Pledgee in executing and will file or record such notices, financing statements or other documents as may be reasonably necessary to the perfection of the security interest of the Pledgee hereunder, and as the Pledgee or its counsel may reasonably request, such instruments to be in form and substance satisfactory to the Pledgee and its counsel, and that Pledgor will do such further acts and things and execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may at any time reasonably request in connection with the administration and enforcement of this Pledge or relative to the Pledged Securities or any part thereof or in order to assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

         SECTION 12. No Waiver. No failure on the part of the Pledgee to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 13. Governing Law; Amendments. This Pledge has been executed and delivered in the State of Georgia and shall in all respects be construed in accordance with and governed by the laws of said State. This Pledge may not be amended or modified nor may any of the Pledged Securities be released or the security interest granted hereby extended, except in writing signed by the parties hereto.

         SECTION 14. Binding Agreement; Notices. This Pledge, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the Pledgee and to all holders of the indebtedness secured hereby and to the Pledgor and its successors, legal representatives and assigns. Pledgee shall not be permitted to transfer, assign or negotiate its rights or remedies hereunder without the prior written consent of the Pledgor. No notice to or demand on the Pledgor shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances. Any notice shall be conclusively deemed to have been received and shall be effective on the day on which delivered to the Pledgee or the Pledgor at the respective addresses set forth in
Section 10.

         SECTION 15. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge.

         SECTION 16. Counterparts. This Pledge may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge to be executed as of this 23rd day of April, 1999.

                                 PLEDGOR:


                                 /s/ Richard L. Chu
                                 --------------------------------------
                                 Richard L. Chu


                                 /s/ Joseph G. Rickard
                                 --------------------------------------
                                 Joseph G. Rickard


                                 /s/ John R. Winans
                                 --------------------------------------
                                 John R. Winans


                                 /s/ Mario D'Agostino
                                 --------------------------------------
                                 Mario D'Agostino


                                 /s/ Karen Moore
                                 --------------------------------------
                                 Karen Moore


                                 /s/ John Kokinis
                                 --------------------------------------
                                 John Kokinis


                                 PLEDGEE:

                                 HOMECOM COMMUNICATIONS, INC.


                                 By:  /s/ Harvey Sax
                                    ----------------------------------
                                 Name:  Harvey Sax
                                 Title:  President and CEO